EXECUTION VERSION FIFTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 12, 2026 (the “Amendment Date”), among NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., a Delaware limited liability company (the “Borrower”), NEW MOUNTAIN FINANCE CORPORATION, a Delaware corporation (the “Collateral Manager”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the administrative agent (in such capacity, the “Administrative Agent”) and as a lender, the lenders signatory hereto (each a “Lender” and, collectively, the “Lenders”). WHEREAS, the Borrower, the Collateral Manager, the Administrative Agent, the Swingline Lender, the other Lenders party from time to time thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral custodian are parties to the Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (as amended from time to time prior to the date hereof, the “Loan and Security Agreement”), providing, among other things, for the making and the administration of the Advances by the Lenders to the Borrower; and WHEREAS, the Borrower, the Collateral Manager, the Administrative Agent and the Lenders desire to amend the Loan and Security Agreement in accordance with Section 12.1 thereof and subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I Definitions SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement. ARTICLE II Amendment SECTION 2.1. As of the Amendment Date, the Loan and Security Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages attached as Appendix A hereto. SECTION 2.2. As of the Amendment Date, the Schedules and Exhibits to the Loan and Security Agreement are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and 2 double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages attached as Appendix B hereto. ARTICLE III Representations and Warranties SECTION 3.1. The Borrower and the Collateral Manager hereby represent and warrant to the Administrative Agent and the Lenders that, as of the date first written above and after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Collateral Manager contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date). ARTICLE IV Conditions Precedent SECTION 4.1. This Amendment shall become effective as of the date first written above upon satisfaction of the following conditions: (a) the execution and delivery of this Amendment by each party hereto; (b) the Administrative Agent’s receipt of a legal opinion of Dechert LLP, counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent covering such matters as the Administrative Agent may reasonably request; and (c) the Administrative Agent’s receipt of a good standing certificate for the Borrower by the applicable office body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer; and (d) each of the Administrative Agent and the Lenders shall have received all fees due and payable to such Person. ARTICLE V Miscellaneous SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. 3 SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. SECTION 5.3. Ratification. Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan and Security Agreement for all purposes. SECTION 5.4. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. SECTION 5.5. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. [Signature Page to Amendment No. 15 to Third A&R Loan and Security Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., as the Borrower By: New Mountain Finance Corporation, its managing member By: ____________________________________ Name: Kris E. Corbett Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 15 to Third A&R Loan and Security Agreement] NEW MOUNTAIN FINANCE CORPORATION, as the Collateral Manager By: ____________________________________ Name: Kris E. Corbett Title: Chief Financial Officer and Treasurer [Signature Page to Amendment No. 15 to Third A&R Loan and Security Agreement] WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent By: __________________________________ Name: R. Beale Pope Title: Managing Director [Signature Page to Amendment No. 15 to Third A&R Loan and Security Agreement] WELLS FARGO BANK, NATIONAL ASSOCIATION, as Swingline Lender and as a Lender By: __________________________________ Name: R. Beale Pope Title: Managing Director Appendix A

EXECUTION VERSION
Conformed through Amendment No. ~~14~~15 dated ~~July 17~~March 12, ~~2025~~2026

Borrower CUSIP: 64755CAA4
Borrower ISIN: US64755CAA45
Facility CUSIP: 64755CAB2
Facility ISIN: US64755CAB28

U.S. $~~800,000,000~~450,000,000

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

by and among

NEW MOUNTAIN FINANCE CORPORATION,
as the Collateral Manager

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C.,
as the Borrower

EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO,
as the Lenders

~~**WELLS FARGO BANK, NATIONAL ASSOCIATION,**~~
~~as the Swingline Lender~~

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Administrative Agent

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Collateral Custodian

Dated as of October 24, 2017

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TABLE OF CONTENTS

Page

ARTICLE I. DEFINITIONS 2

Section 1.1. Certain Defined Terms. 2

Section 1.2. Other Terms. 4645

Section 1.3. Computation of Time Periods..4645

Section 1.4. Interpretation...46

ARTICLE II. THE ADVANCES...4847

Section 2.1. The Advances. 4847
Section 2.2. Procedures for Advances by the Lenders. 4948
Section 2.3. Reduction of the Facility Amount; Optional Repayments. 5149
Section 2.4. Determination of Interest and Non-Usage Fee. 5251
Section 2.5. Promissory Notes. 5251
Section 2.6. Principal Repayments. 5251
Section 2.7. Settlement Procedures. 5352
Section 2.8. Alternate Settlement Procedures. 5554
Section 2.9. Collections and Allocations. 5655
Section 2.10. Payments, Computations, Etc. 5856
Section 2.11. Fees. 5857
Section 2.12. Increased Costs; Capital Adequacy; Illegality. 5957
Section 2.13. Taxes. 6159
Section 2.14. Discretionary Sales. 6463
Section 2.15. Refunding of Swingline Advances[Reserved] 6664
Section 2.16. Defaulting Lenders. 6764
ARTICLE III. CONDITIONS TO CLOSING AND ADVANCES 6866
Section 3.1. Conditions to Amendment and Restatement. 6866
Section 3.2. Conditions Precedent to All Advances. 7067
Section 3.3. Custodianship; Transfer of Loans and Permitted Investments. 7269
ARTICLE IV. REPRESENTATIONS AND WARRANTIES 7370
Section 4.1. Representations and Warranties of the Borrower. 7370
Section 4.2. Representations and Warranties of the Borrower Relating to the Agreement and the Collateral. 8279

iError! Unknown document property name.

4128-9904-7782.5

EXHIBITS

EXHIBIT A-1	Form of Funding Notice
EXHIBIT A-2	Form of Repayment Notice
EXHIBIT A-3	Form of Reinvestment Notice
EXHIBIT A-4	Form of Borrowing Base Certificate
EXHIBIT A-5	Form of Approval Notice
EXHIBIT B	Reserved
EXHIBIT C	Form of Officer's Certificate as to Solvency
EXHIBIT D	Form of Officer's Closing Certificate
EXHIBIT E	Form of Release of Underlying Instruments
EXHIBIT F	Form of Certificate of Assignment
EXHIBIT G	Reserved
EXHIBIT H	Reserved
EXHIBIT I	Form of Joinder Supplement
EXHIBIT J	Form of Certificate of Required Loan Documents
EXHIBIT K	Form of Loan Checklist
EXHIBIT L-1	Form of Tax Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT L-2	Form of Tax Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT L-3	Form of Tax Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT L-4	Form of Tax Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

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4128-9904-7782.5

SCHEDULES

SCHEDULE I	Legal Names
SCHEDULE II	Approved Broker Dealers and Approved Valuation Firms
SCHEDULE III	Loan Schedule
SCHEDULE IV	Credit and Collection Policy
SCHEDULE V	Agreed-Upon Procedures

ANNEXES

ANNEX A	Addresses for Notices
ANNEX B	Commitments
ANNEX C	Variable Defined Terms

vi
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4128-9904-7782.5

Error! Unknown document property name.4128-9904-7782.5 THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT THIS THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (as amended, modified, waived, supplemented, restated or replaced from time to time, this “Agreement”) is made as of October 24, 2017, by and among: NEW MOUNTAIN FINANCE CORPORATION, a Delaware corporation, as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”); NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., a Delaware limited liability company, as the borrower (the “Borrower”); EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO (together with its respective successors and assigns in such capacity, each a “Lender”, collectively, the “Lenders”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as the swingline lender (together with its successors and assigns in such capacity, the “Swingline Lender”); WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as the administrative agent hereunder (together with its successors and assigns in such capacity, the “Administrative Agent”); and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but as the collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). R E C I T A L S WHEREAS, the Borrower is party to that certain Second Amended and Restated Loan and Security Agreement, dated as of December 18, 2014 (as amended prior to the date hereof, the “Existing A&R Loan and Security Agreement”) with the Lenders, the Administrative Agent, the Collateral Manager and the Collateral Custodian; WHEREAS, the Borrower has requested that the Lenders amend and restate the Existing A&R Loan and Security Agreement and continue to extend credit thereunder by making Advances (as defined below) from time to time prior to the Revolving Period End Date (as defined below) for the general business purposes of the Borrower; and WHEREAS, the Lenders are willing to continue extending such credit to the Borrower on the terms and subject to the conditions set forth herein. NOW, THEREFORE, based upon the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree to amend and restate the Existing A&R Loan and Security Agreement in its entirety as follows: Error! Unknown document property name. 2 4128-9904-7782.5 ARTICLE I. DEFINITIONS Section 1.1. Certain Defined Terms. Certain capitalized terms used throughout this Agreement are defined in this Section 1.1. As used in this Agreement and its schedules, exhibits and other attachments, unless the context requires a different meaning, the following terms shall have the following meanings: “1940 Act”: The Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder. “A&R Effective Date”: October 24, 2017. “Account”: Any of the Collateral Account, the Principal Collection Account, the Interest Collection Account, the Unfunded Exposure Account and any sub-accounts thereof reasonably deemed appropriate or necessary by the Securities Intermediary or the Administrative Agent for convenience in administering such accounts. “Accreted Interest”: Interest accrued on a Loan that is added to the principal amount of such Loan instead of being paid as it accrues. “Accrual Period”: With respect to each Payment Date, the period from and including the day after the Determination Date immediately preceding the previous Payment Date to and including the Determination Date immediately preceding the current Payment Date (or, in the case of the final Payment Date, to and including such Payment Date). “Adjusted Balance”: For any Loan as of any date of determination, an amount equal to the product of (a) the OLB of such Loan as of such date of determination and (b) the Advance Rate for such Loan as of such date of determination; provided that, the “Adjusted Balance” of any Loan that is not an Eligible Loan shall be zero. “Administrative Agent”: Wells Fargo, as successor by assignment to Wells Fargo Securities, LLC, in its capacity as administrative agent, together with its successors and assigns, including any successor appointed pursuant to Section 11.6. “Administrative Expenses”: All amounts (including indemnification payments) due or accrued and payable by the Borrower to any Person pursuant to any Transaction Document, including, but not limited to, any third party service provider to the Borrower, any Lender or the Collateral Custodian, any Approved Broker Dealer or Approved Valuation Firm, accountants, agents and counsel of any of the foregoing for reasonable fees and expenses or any other Person in respect of any other reasonable fees, expenses, or other payments (including indemnification payments). “Advance”: Each funding by the Lenders (including the Swingline Lender) hereunder (including each Loan Advance, Swingline Advance and each advance made for the purpose of refunding the Swingline Lender for any Swingline Advance pursuant to Section 2.15). Error! Unknown document property name. 4 4128-9904-7782.5 “Applicable Law”: For any Person or property of such Person, all existing and future laws, rules, regulations (including proposed, temporary and final tax regulations), statutes, treaties, codes, ordinances, permits, certificates, licenses and orders of, and interpretations by, any Governmental Authority which are applicable to such Person or property (including, without limitation, predatory lending laws, usury laws, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction. “Applicable Spread”: A rate per annum equal to 1.95(i) prior to the Fifteenth Amendment Closing Date, 1.95% and (ii) on and after the Fifteenth Amendment Closing Date, 1.85%; provided that the “Applicable Spread” shall be 3.95%(i) prior to the Fifteenth Amendment Closing Date, 3.95% and (ii) on and after the Fifteenth Amendment Closing Date, 3.85%, in each case, after the occurrence and during the continuance of a Curable BDC Asset Coverage Event or an Event of Default. “Approval Notice”: a notice substantially in the form of Exhibit A-5 attached hereto, executed by the Administrative Agent, evidencing the approval of the Administrative Agent, in its sole discretion in accordance with clause (B) of the definition of “Eligible Loan”, of the Loans to be added to the Collateral. “Approved Broker Dealer”: Each broker dealer listed on part I of Schedule II hereto. “Approved Valuation Firm”: Each valuation firm listed on part II of Schedule II hereto. “Asset Coverage Ratio”: The ratio, determined on a consolidated basis, without duplication and in accordance with GAAP of (a) the fair market value of the total assets of the BDC and its consolidated Subsidiaries as required by, and in accordance with, GAAP and Applicable Law and any orders of the Securities and Exchange Commission issued to the BDC, to be determined by the Board of Directors of the BDC and reviewed by its auditors, less all liabilities (other than Indebtedness, including Indebtedness hereunder) of the BDC and its consolidated Subsidiaries, to (b) the aggregate amount of Indebtedness of the BDC and its consolidated Subsidiaries, in each case determined pursuant to Section 18 under the 1940 Act, as modified by Section 61 thereunder, and any orders of the Securities and Exchange Commission issued thereunder, including any exemptive relief granted by the Securities and Exchange Commission with respect to the Indebtedness of any Person. “Assigned Value”: (a) With respect to any Loan as of any date of determination and subject to the following clauses (b) through (f) and the last paragraph of this definition of “Assigned Value,” the lowest of (i) 100%, (ii) the Purchase Price with respect to such Loan and (iii) the value (expressed as a percentage of par) of such Loan as determined by the Administrative Agent in its sole discretion and set forth in the Approval Notice. For the avoidance of doubt, the “Assigned Value” of any Loan may not subsequently be adjusted absent a Value Adjustment Event with respect to such Loan or pursuant to the last Error! Unknown document property name. 13 4128-9904-7782.5 such appeal; (e) any failure by the Collateral Manager to make any payment, transfer or deposit into the Collection Account as required by this Agreement which continues unremedied for a period of two (2) Business Days; (f) the failure of the Collateral Manager to make any payment when due (after giving effect to any related grace period) with respect to any recourse debt or other obligations, which debt or other obligations are in excess of United States $15,000,000, individually or in the aggregate, or the occurrence of any event or condition that has resulted in the acceleration of such recourse debt or other obligations, whether or not waived; (g) the Collateral Manager shall cease to be the sole member of the Borrower or, other than in accordance with Section 6.10 or 6.11, shall cease to act in the capacity of Collateral Manager; (h) the occurrence or existence of any change with respect to the Collateral Manager which the Administrative Agent in its sole discretion determines has a Material Adverse Effect (provided that, the withdrawal of the Collateral Manager’s election to be regulated as a business development company shall not constitute a Material Adverse Effect on the Collateral Manager); (i) any Change of Control described in clause (c), (d) or (e) of the definition thereof occurs; (j) any failure by the Collateral Manager to deliver any Required Reports hereunder on or before the date occurring two (2) Business Days after the date such report is required to be made or given, as the case may be, under the terms of this Agreement; or (k) the rendering against the Collateral Manager of one or more final judgments, decrees or orders for the payment of money in excess of United States $15,000,000, individually or in the aggregate, and the continuance of such judgment, decree or order unsatisfied and in effect for any period of more than sixty (60) consecutive days without a stay of execution. “Collateral Manager Termination Notice”: The meaning specified in Section 6.11. “Collection Account”: Collectively, the Interest Collection Account and the Principal Collection Account. “Collection Period”: The period from but excluding the Determination Date immediately preceding the previous Payment Date to and including the Determination Date immediately preceding the current Payment Date (or, in the case of the final Payment Date, to and including such Payment Date). “Collections”: All cash collections and other cash proceeds of any Collateral, including, without limitation or duplication, any Interest Collections, Principal Collections, collections on Permitted Investments or other amounts received in respect thereof (but excluding any Excluded Amounts).

Error! Unknown document property name. 14 4128-9904-7782.5 “Commitment”: With respect to each Lender, the commitment of such Lender to make Loan Advances in accordance herewith in an amount up to (a) prior to the earlier to occur of the applicable Revolving Period End Date or the Termination Date and unless a Curable BDC Asset Coverage Event has occurred and is continuing, the dollar amount set forth opposite such Lender’s name on Annex B hereto or the amount set forth as such Lender’s “Commitment” on Schedule I to the Joinder Supplement relating to such Lender, as such amounts may be reduced, increased or assigned from time to time pursuant to the terms of this Agreement, and (b) if a Curable BDC Asset Coverage Event has occurred and is continuing and on or after the earlier to occur of the applicable Revolving Period End Date or the Termination Date, zero. “Commitment Reduction Fee”: With respect to any reduction of the Facility Amount pursuant to Section 2.3(a), an amount equal to the product of (a) the amount of such reduction multiplied by (b) the applicable Commitment Reduction Percentage. “Commitment Reduction Percentage”: On or prior to the one-year anniversary of the EleventhFifteenth Amendment Closing Date, a percentage equal to 1.00%. “Conforming Changes”: With respect to the use or administration of Daily Simple SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Accrual Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.12 and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents). “Connection Income Taxes”: Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Contractual Obligation”: With respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or to which either is subject. “Corporate Trust Office”: The designated corporate trust office of the Collateral Custodian specified on Annex A or such other address within the United States as the Collateral Custodian may designate from time to time by notice to the Administrative Agent. “Covenant Compliance Period”: The period beginning on the A&R Effective Date and Error! Unknown document property name. 15 4128-9904-7782.5 ending on the date on which all Commitments have been terminated and the Obligations have been paid in full (other than contingent indemnification and reimbursement obligations for which no claim giving rise thereto has been asserted). “Covered Party”: Any Secured Party that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b). “Credit and Collection Policy”: The written credit policies and procedures manual of the Collateral Manager set forth on Schedule IV, as such credit and collection policy may be as amended or supplemented from time to time in accordance with Section 5.1(h). “Curable BDC Asset Coverage Event”: The meaning specified in Section 5.1(s). “Cut-Off Loan Date”: The date on which the Collateral is initially contributed to the facility, as reported on the Borrowing Base Certificate. “Daily Simple SOFR”: For any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, a “SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website, and (b) the Floor. If by 5:00 p.m. on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. Daily Simple SOFR in no event shall be less than the Floor. “Default”: Any event that, with the giving of notice or the lapse of time, or both, would become an Event of Default. “Default Right”: The meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender”: Any Lender that (i) has failed to fund any portion of the Advances or participations in Swingline Advances required to be funded by it hereunder within one Business Error! Unknown document property name. 16 4128-9904-7782.5 Day of the date required to be funded by it hereunder, (ii) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless such amount is the subject of a good faith dispute, (iii) has notified the Borrower, the Administrative Agent or any other Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply or has failed to comply with its funding obligations under this Agreement or generally under other agreements in which it commits or is obligated to extend credit or has failed to confirm in writing within five (5) Business Days of any reasonable request by the Administrative Agent or the Borrower that it intends to comply with its funding obligations under this Agreement, (iv) has become or is insolvent or has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or (v) becomes subject to a Bail-In Action. “Delayed Draw Loan”: A Loan that requires one or more future advances to be made by the Borrower and which does not permit the re-borrowing of any amount previously repaid by the related Obligor; provided that, such Loan shall only be considered a Delayed Draw Loan for so long as any future funding obligations remain in effect and only with respect to any portion which constitutes a future funding obligation. “Designated Loan”: Any Loan that the Administrative Agent, in its sole discretion, has designated as a “Designated Loan” on the related Approval Notice solely for the purposes of determining the Assigned Value of such Loan in reference to the “Minimum Facility Attachment Ratio” specified therefor and set forth in the definition of “Assigned Value.” “Determination Date”: The last day of each calendar month; provided that, with respect to the Termination Date, the Determination Date shall be the Termination Date. “DIP Loan”: Any Loan (i) with respect to which the related Obligor is a debtor-in-possession as defined under the Bankruptcy Code, (ii) which has the priority allowed pursuant to Section 364 of the Bankruptcy Code and (iii) the terms of which have been approved by a court of competent jurisdiction (the enforceability of which is not subject to any pending contested matter or proceeding). “Discretionary Sale”: The meaning specified in Section 2.14(b). “Discretionary Sale Date”: With respect to any Discretionary Sale, the Business Day on which such Discretionary Sale occurs. “Disruption Event” means the: The occurrence of any of the following: (a) any Lender shall have notified the Administrative Agent, the Collateral Custodian, the Collateral Manager and the Borrower of a determination by such Lender that it would be contrary to law or to the directive of any central bank or other Governmental Authority (whether or not having the force of law) to obtain Dollars to fund any Advance, (b) any Lender shall have notified the Administrative Agent, the Collateral Custodian, the Collateral Manager and the Borrower of a determination by such Lender that the rate at which Dollars are being offered to such Lender does not accurately reflect Error! Unknown document property name. 20 4128-9904-7782.5 (t) if such Loan is a registration-required obligation within the meaning of Section 163(f)(2) of the Code, such Loan is Registered; (u) such Loan is not a participation interest; (v) all information provided by the Borrower or the Collateral Manager with respect to the Loan is true, correct and complete in all material respects as of the date such information is provided; (w) such Loan (A) is not an Equity Security and (B) does not provide for the conversion or exchange into an Equity Security at any time on or after the date it is included as part of the Collateral; (x) such Loan does not constitute Margin Stock; (y) unless such Loan is a Delayed Draw Loan or a Revolving Loan, such Loan does not require the Borrower to make advances in respect of such Loan at any time after the Borrower’s purchase of such Loan; provided that, if such Loan is a Delayed Draw Loan or a Revolving Loan, the acquisition of such Loan would not cause the sum of the OLBs of all Loans that are Delayed Draw Loans or Revolving Loans plus the Aggregate Unfunded Exposure Amount to exceed the greater of (i) 10% of the Aggregate OLB plus the Aggregate Unfunded Exposure Amount as of such date and (ii) the Applicable Future Funding Limit Amount set forth on Annex C$17,000,000; (z) the Obligor of such Loan is an Eligible Obligor; provided that with respect to clause (f) of such term, only the Loans or portions thereof exceeding the thresholds set forth in such clause (f) shall be deemed to be Loans with Obligors that are not Eligible Obligors; (aa) such Loan shall not cause the sum of the aggregate OLBs and Unfunded Exposure Amounts of Loans that are Recurring Revenue Loans to exceed the greater of (i) 10% of the Aggregate OLB as of such date and (ii) the applicable amount noted in Annex C$45,000,000; (bb) such Loan satisfies such other eligibility criteria as may be mutually agreed upon by the Administrative Agent and the Borrower prior to the applicable Advance Date; and (cc) if such Loan is a Partial PIK Loan, the Weighted Average Spread Test has been satisfied as of the date of acquisition of such Partial PIK Loan. For purposes of determining compliance with clause (B) of the definition of “Eligible Loan,” each Loan included in the Loan Schedule set forth on Schedule III hereto as of the A&R Effective Date shall be deemed to be approved by the Administrative Agent. For the avoidance of doubt, following the end of the Revolving Period, references to the “Aggregate OLB” in clauses (b), (y) and (aa) above shall refer to the Aggregate OLB as of the Revolving Period End Date. “Eligible Obligor”: Any Obligor:

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Unknown document property name. 21 4128-9904-7782.5 (a) that is a business organization (and not a natural person) duly organized and validly existing under the laws of its jurisdiction of organization; (b) that is not a Governmental Authority; (c) that is not an Affiliate of the Borrower or the Collateral Manager; (d) that is organized or incorporated in (i) the United States (or any State thereof) or (ii) if approved in writing by the Administrative Agent in its sole discretion, any other country; (e) that is not the subject of an Insolvency Event and, as of the date on which such Loan becomes part of the Collateral, such Obligor has not, to the Borrower’s knowledge after completion of customary due diligence, experienced a material adverse change in its financial condition; (f) where the sum of the OLBs of all Eligible Loans made to such Obligor (including any Affiliate thereof) does not exceed (i) the Applicable Top-3if such Obligor is the largest Obligor (by aggregate OLB of all Eligible Loans to such Obligor), 9.5% of the Facility Amount set forth on Annex C, (ii) if such Obligor is one of the three (3)second or third largest Obligors (by aggregate OLB of all Eligible Loans to such Obligor), (ii)8.0% of the Applicable Next Top-3 ObligorFacility Amount set forth on Annex C, (iii) if such Obligor is one of the next three (3)fourth, fifth or sixth largest Obligors (by aggregate OLB of all Eligible Loans to such Obligor (not including any Obligors described in clause (i))) or (iii)), 6.5% of the Applicable Other ObligorFacility Amount set forth on Annex C if neither clauseor (iv) if none of clauses (i) nor clausethrough (iiiii) above apply, 6.0% of the Facility Amount; and (g) where the sum of the OLBs of Eligible Loans that are Non-First Lien Loans made to such Obligor (including any Affiliate thereof) does not exceed 6.5% of the Applicable Non-First Lien Loan ObligorFacility Amount set forth on Annex C. “Equity Security”: (i) Any equity security or any other security that is not eligible for purchase by the Borrower as a Loan and (ii) any security purchased as part of a “unit” with a Loan and that itself is not eligible for purchase by the Borrower as a Loan. “ERISA”: The United States Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated or issued thereunder. “ERISA Affiliate”: (a) Any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower, (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Borrower, or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower. “Erroneous Payment”: The meaning specified in Section 11.9(a). “Erroneous Payment Deficiency Assignment”: The meaning specified in Section 11.9(d). Error! Unknown document property name. 22 4128-9904-7782.5 “Erroneous Payment Return Deficiency”: The meaning specified in Section 11.9(d). “EU Bail-In Legislation Schedule”: The EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default”: The meaning specified in Section 9.1. “Excepted Persons”: The meaning specified in Section 12.13(a). “Excess Concentration Amount”: The greater of (a) zero and (b) the greater of (x) the aggregate OLB of all Non-First Lien Loans minus the product of (A) the Aggregate OLB and (B) 35% and (y) the aggregate OLB of all Second Lien Loans minus the product of (A) the Aggregate OLB and (B) 25%. “Exchange Act”: The United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Excluded Amounts”: Any amount received in the Collection Account with respect to any Loan included as part of the Collateral, (i) which amount is attributable to the reimbursement of payment by the Borrower or any Affiliate (other than from amounts on deposit in the Collection Account) of any Tax, fee or other charge imposed by any Governmental Authority on such Loan or on any Underlying Assets or (ii) which amount was deposited into the Collection Account in error. “Excluded Taxes”: Any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or a Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Advance or Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.13, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.13(g) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Existing A&R Loan and Security Agreement”: The meaning specified in the Recitals. “Existing Loan and Security Agreements”: Collectively, the Existing A&R Loan and Security Agreement, the Existing Operating Loan and Security Agreement and the Existing SPV Loan and Security Agreement. “Existing Operating Loan and Security Agreement”: That certain Amended and Restated Loan and Security Agreement, dated as of May 19, 2011, among the Borrower, the Lenders, the Administrative Agent and the Collateral Custodian. Error! Unknown document property name. 23 4128-9904-7782.5 “Existing SPV Loan and Security Agreement”: That certain Loan and Security Agreement, dated as of October 27, 2010, among the Borrower, the Lenders, the Administrative Agent and the Collateral Custodian. “Exposure Amount Shortfall”: The meaning specified in Section 2.2(e). “Extending Lender”: The meaning specified in Section 2.3(c). “Facility Amount”: An amount equal to the lesser of (i) the aggregate Commitments and (ii) $800,000,000450,000,000, as such amount may vary from time to time pursuant to Sections 2.1(c) and 2.3 hereof; provided that on or after the earlier to occur of the Revolving Period End Date with respect to all Commitments or the Termination Date, the Facility Amount shall mean the Advances Outstanding. “Facility Attachment Ratio”: With respect to any Eligible Loan, as of any date of determination, an amount equal to (a) if such Eligible Loan is a First Lien Loan, the product of (i) the First Out Attachment Ratio, (ii) the applicable Advance Rate and (iii) the Assigned Value, (b) if such Eligible Loan is a First Lien Last Out Loan, the sum of (i) the First Out Attachment Ratio and (ii) the product of (A) the Last Out Attachment Ratio less the First Out Attachment Ratio, (B) the applicable Advance Rate and (C) the Assigned Value, (c) if such Eligible Loan is a Second Lien Loan, the sum of (i) the Net Senior Leverage Ratio and (ii) the product of (A) the Total Leverage Ratio less the Net Senior Leverage Ratio, (B) the applicable Advance Rate and (C) the Assigned Value, and (d) if such Eligible Loan is a Designated Loan, the applicable Facility Attachment Ratio calculation above for a First Lien Loan. “Facility Maturity Date”: The two-year anniversary of the Revolving Period End Date with respect to all the Commitments. “FATCA”: Sections 1471 through 1474 of the Code, as in effect on the A&R Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements (or related legislation or official administrative rules or practices) implementing the foregoing. “FDIC”: The Federal Deposit Insurance Corporation, and any successor thereto. “Federal Funds Rate”: For any day, a per annum rate equal to the weighted average of the overnight federal funds rates as in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent for such day (or, if such day is not a Business Day, for the next preceding Business Day), or, if for any reason such rate is not available on any day, the rate determined, in the sole discretion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. on such day. “Fee Letter”: Any Fee Letter among the Borrower, the Administrative Agent and/or any Lenders, as the same may be amended, restated, modified or supplemented from time to time. Error! Unknown document property name. 24 4128-9904-7782.5 “Fifteenth Amendment Closing Date”: March 12, 2026. “Financial Asset”: The meaning specified in Section 8-102(a)(9) of the UCC. “Financial Sponsor”: Any Person, including any Subsidiary of such Person, whose principal business activity is acquiring, holding, and selling investments (including controlling interests) in otherwise unrelated companies that each are distinct legal entities with separate management, books and records and bank accounts, whose operations are not integrated with one another and whose financial condition and creditworthiness are independent of the other companies so owned by such Person. “First Lien Last Out Loan”: Any Loan that is (i) a commercial loan (ii) that by its terms could become subordinate in right of payment to another obligation of the Obligor in a bankruptcy, reorganization, insolvency, moratorium or liquidation proceedings, (iii) that is secured by a pledge of collateral, which security interest is validly perfected and first priority under applicable law (subject to liens permitted under the applicable credit agreement) and (iv) the Collateral Manager determines in good faith that the value of the collateral securing the loan on or about the time of origination equals or exceeds the outstanding principal balance of the loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral. “First Lien Loan”: A Loan (i) that is not (and cannot by its terms become) subordinate in right of payment to any obligation of the Obligor in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, (ii) that is secured by a pledge of collateral, which security interest is validly perfected and first priority (subject to Liens permitted under the related Underlying Instruments that are reasonable and customary for similar loans, and Liens accorded priority by law in favor of the United States or any state or agency thereof) under Applicable Law and (iii) the Collateral Manager determines in good faith that the value of the collateral securing the Loan on or about the time of origination equals or exceeds the outstanding principal balance of the Loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral. “First Out Attachment Ratio”: With respect to any Eligible Loan, as of any date of determination, an amount equal to the “senior net leverage ratio” or any comparable term relating to any “first out” senior secured Indebtedness in the Underlying Instruments for such Loan; provided that if the “senior net leverage ratio” or such comparable term is not defined in the Underlying Instruments, then the First Out Attachment Ratio shall be the ratio of such “first out” senior secured Indebtedness (less Unrestricted Cash) to EBITDA, as calculated by the Collateral Manager in good faith using information from calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor as per the requirements of the Underlying Instruments. For the avoidance of doubt, “first out” senior secured Indebtedness refers to all or any portion of such Loan that constitutes first lien senior secured Indebtedness that is not (and cannot by its terms become) subordinate in right of payment to any obligation of the relevant Obligor in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings. “Fitch”: Fitch Ratings, Inc. or any successor thereto.

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Unknown document property name. 25 4128-9904-7782.5 “Floor”: A rate of interest equal to 0.0%. “Foreign Lender”: A Lender that is not a U.S. Person. “Fourth Amendment Closing Date”: September 30, 2020. “Fronting Exposure”: At any time there is a Defaulting Lender, with respect to the Swingline Lender, such Defaulting Lender’s Pro Rata Share of Swingline Advances other than Swingline Advances as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders, repaid by the Borrower or for which cash collateral or other credit support acceptable to the Swingline Lender shall have been provided in accordance with the terms hereof. “Funding Date”: With respect to any Loan Advance, the Business Day following the Business Day of receipt (or in the case of any Swingline Advance, the Business Day of receipt) by the Administrative Agent (which shall promptly deliver the same to each Revolving Lender or, in the case of any Swingline Advance, the Swingline Lender) of a Funding Notice and other required deliveries in accordance with Section 2.2. “Funding Notice”: A notice in the form of Exhibit A-1 requesting an Advance, including the items required by Section 2.2. “GAAP”: Generally accepted accounting principles as in effect from time to time in the United States. “General Intangible”: The meaning specified in Section 9-102(a)(42) of the UCC. “Governmental Authority”: With respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person. “Increased Costs”: Any amounts that an Affected Party has notified the Borrower pursuant to Section 2.12(d) are required to be paid by the Borrower to an Affected Party pursuant to Section 2.12. “Indebtedness”: With respect to any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or that is evidenced by a note, bond, debenture or similar instrument or other evidence of indebtedness customary for indebtedness of that type, (b) all obligations of such Person under leases that have been or should be, in accordance with GAAP, recorded as capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (e) all indebtedness, obligations or liabilities of that Person in respect of derivatives, and (f) all obligations under direct or indirect guaranties in respect of obligations (contingent or otherwise) to Error! Unknown document property name. 28 4128-9904-7782.5 occurrence and during the continuance of a Disruption Event, the “Interest Rate” on that portion of the Advances Outstanding owing to the affected Lender shall mean a rate per annum equal to (x) the Base Rate for such day plus (y) the Applicable Spread for such day. “Investment”: With respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Loans and the acquisition of Equity Securities otherwise permitted by the terms hereof which are related to such Loans. “Investment Property”: The meaning specified in Section 9-102(a)(49) of the UCC. “IRS”: The United States Internal Revenue Service. “Joinder Supplement”: An agreement among the Borrower, a Lender and the Administrative Agent in the form of Exhibit I to this Agreement (appropriately completed) delivered in connection with a Person becoming a Lender hereunder after the A&R Effective Date, as contemplated by Section 2.1(c). “Last Out Attachment Ratio”: With respect to any Loan, the Net Senior Leverage Ratio. “Lenders”: The meaning specified in the Preamble, including Wells Fargo, and each financial institution which may from time to time become a Lender hereunder by executing and delivering a Joinder Supplement to the Administrative Agent and the Borrower as contemplated by Section 2.1(c). For the avoidance of doubt, the Swingline Lender shall constitute a “Lender” with respect to the repayment of Swingline Advances for all purposes hereunder. “Lien”: Any mortgage, lien, pledge, charge, right, claim, security interest or encumbrance of any kind of or on any Person’s assets or properties in favor of any other Person. “Loan”: Any loan made by the Borrower or by a commercial bank, an investment bank, investment fund or other financial institution and acquired by the Borrower; provided that, any such loan is similar to those typically made to a commercial client or syndicated, sold or participated to a commercial bank or institutional loan investor or other financial institution in the ordinary course of business. “Loan Advance”: The meaning specified in Section 2.1(a). “Loan Checklist”: An electronic or hard copy, as applicable, of a checklist in the form of Exhibit K delivered by or on behalf of the Borrower to the Collateral Custodian for each Loan of all related Required Loan Documents, which shall also specify whether such document is an original or a copy. “Loan File”: With respect to each Loan, a file containing (a) each of the documents and items as set forth on the Loan Checklist (to the extent reasonably available to the Borrower or the Collateral Manager) with respect to such Loan and (b) duly executed originals and copies of any other relevant records relating to such Loans and the Underlying Assets pertaining thereto. “Loan Register”: The meaning specified in Section 5.3(n). Error! Unknown document property name. 31 4128-9904-7782.5 Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Net Senior Leverage Ratio” or comparable definition, the ratio of (i) the senior Indebtedness (including, without limitation, such Loan) of the applicable Obligor as of the date of determination minus the Unrestricted Cash of such Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower and Collateral Manager in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor in accordance with the requirements of the related Underlying Instruments. “Non-Consenting Lender”: A Lender (other than a Lender which is administered by the Administrative Agent or an Affiliate of the Administrative Agent) whose approval is required for an Applicable Amendment and who has given notice that it will not consent to such Applicable Amendment or has failed to approve such Applicable Amendment within five (5) Business Days after written request therefor from the Administrative Agent or the Borrower. “Non-Extending Lender”: The meaning specified in Section 2.3(c). “Non-First Lien Loan”: A Second Lien Loan or a First Lien Last Out Loan. “Non-Usage Fee”: A fee with respect to each Accrual Period in an amount equal to the sum for each day during such Accrual Period of (x) the product of (a) the Unused Facility Amount as of the close of business on such day multiplied by (b) the Non-Usage Fee Rate with respect to such day, divided by (y) 365. “Non-Usage Fee Rate”: For each day, the sum of (a) 0.50% on the first portion of the Unused Facility Amount up to the product of (i) (v) for any day from and including July 29, 2024 to May 31, 2025, 55%, (w) for any day from and including June 1, 2025 to August 31, 2025, 70%, (x) for any day from and including September 1, 2025 to October 15, 2025, 60%, (y) for any day from and including October 16, 2025 to December 31, 2025, 50%, and (z) thereafter, 40% and (ii) the Facility Amount and (b) for all Unused Facility Amount in excess of such first portion, 1.75%.The meaning specified in the Fee Letter. “Non-Usage Fee Rate”: The meaning specified in the Fee Letter. “Noteless Loan”: A Loan with respect to which the Underlying Instruments either (i) do not require the Obligor to execute and deliver a promissory note to evidence the indebtedness created under such Loan or (ii) require execution and delivery of such a promissory note only upon the request of any holder of the indebtedness created under such Loan, and as to which the Borrower has not requested a promissory note from the related Obligor. “Notice of Exclusive Control”: The meaning specified in the Securities Account Control Agreement. “Obligations”: The unpaid principal amount of, and interest (including, without limitation, interest accruing after the maturity of the Advances and interest accruing after the filing of any Error! Unknown document property name. 38 4128-9904-7782.5 “Required Lenders”: The Lenders representing an aggregate of more than 50% of the sum of (a) the Commitments then in effect of each Lender with respect to which neither the applicable Revolving Period End Date or the Termination Date has occurred plus (b) the outstanding Advances owing to each other Lender; provided that, for the purposes of determining the Required Lenders, (i) if at any time there is more than one non-Defaulting Lender (counting affiliated Lenders as a single Lender), at least two unaffiliated non-Defaulting Lenders shall be required to constitute “Required Lenders” and (ii) the Commitment of any Defaulting Lender shall be disregarded for purposes of determining whether the consent of the Required Lenders has been obtained and such Lender shall not constitute a Required Lender hereunder. “Required Loan Documents”: For each Loan, the following documents or instruments: (a) (i) the original related executed promissory note (if any) or, in the case of a lost note, a copy of the executed underlying promissory note accompanied by an original executed affidavit and indemnity endorsed by the Borrower in blank (and an unbroken chain of endorsements from each prior holder of such promissory note to the Borrower), or (ii) if such promissory note is not issued in the name of the Borrower, an executed copy of each assignment and assumption agreement, transfer document or instrument relating to such Loan evidencing the assignment of such Loan from any prior third party owner thereof directly to the Borrower and from the Borrower in blank; and (b) to the extent applicable for the related Loan, copies of the executed (i) guaranty, (ii) credit agreement, (iii) loan agreement, (iv) note purchase agreement, (v) sale and servicing agreement, (vi) acquisition agreement (or similar agreement) and (vii) security agreement; provided that, to the extent that final copies of the foregoing documents are not available as of the related Funding Date, the latest available draft copies with the final copies to be delivered within ten (10) Business Days after such Funding Date. “Required Minimum Equity Amount”: On any day (i) from and including the Fifteenth Amendment Closing Date to and including the Revolving Period End Date, the greater of (x) $250,000,00035.0% of the Facility Amount and (y) the aggregate OLB of the Loans of the three (3) largest Obligors forming part of the Collateral and (ii) after the Revolving Period End Date, the amount determined pursuant to clause (i) of this definition as of the Revolving Period End Date. “Required Reports”: Collectively, the Borrowing Base Certificate, the financial statements of Obligors and the Collateral Manager and the annual statements as to compliance and the annual Independent public accountant’s report. “Responsible Officer”: With respect to any Person, any duly authorized officer, administrative manager or managing member of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other duly authorized officer, administrative manager or managing member of such Person to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject. “Revenue Recognition Implementation”: The implementation by an Obligor of IFRS

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Unknown document property name. 39 4128-9904-7782.5 15/ASC 606. “Review Criteria”: The meaning specified in Section 7.2(b)(i). “Revolving Lender”: Each Lender with a Commitment to fund Loan Advances. “Revolving Loan”: Any Loan (other than a Delayed Draw Loan, but including funded and unfunded portions of revolving credit lines and letter of credit facilities, unfunded commitments under specific facilities and other similar loans and investments) that under the Underlying Instruments relating thereto may require one or more future advances to be made to the Obligor by the Borrower. “Revolving Period”: The period commencing on the A&R Effective Date and ending on the day preceding the earlier to occur of the Revolving Period End Date with respect to all the Commitments or the Termination Date. “Revolving Period End Date”: The earliest to occur of (a) the three-year anniversary of the ThirteenthFifteenth Amendment Closing Date (as such date may be extended with respect to each Extending Lender pursuant to Section 2.3(c)), (b) a Permanent BDC Asset Coverage Event and (c) the Revolving Period Termination Date. “Revolving Period Termination Date”: The date of the declaration of the Termination Date pursuant to Section 9.2(a). “S&P”: Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor thereto. “Sale Proceeds”: With respect to any Loan, all proceeds received as a result of the sale of such Loan, net of all out-of-pocket expenses of the Borrower, the Collateral Manager and the Collateral Custodian incurred in connection with any such sale. “Sanction” or “Sanctions”: Individually and collectively, respectively, any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by the U.S. Treasury Department Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future executive order, (b) the United Nations Security Council, (c) the European Union, (d) the United Kingdom, or (e) any other Governmental Authorities with jurisdiction over any Agreement Party or other Sanctions Party. “Sanctioned Person”: Any Person that is a target of Sanctions, including without limitation, a Person that is: (a) listed on OFAC’s Specially Designated Nationals (SDN) and Blocked Persons List; (b) listed on OFAC’s Consolidated Non-SDN List; (c) a legal entity that is deemed by OFAC to be a Sanctions target based on the direct or indirect ownership or control of such legal entity by Sanctioned Person(s); or (d) a Person that is a Sanctions target pursuant to any territorial or country-based Sanctions program. Error! Unknown document property name. 41 4128-9904-7782.5 Administrator. “SOFR Administrator”: The Federal Reserve Bank of New York (or any successor administrator). “SOFR Administrator’s Website”: The website of the SOFR Administrator, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Solvent”: As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in a business or a transaction, and does not propose to engage in a business or a transaction, for which such Person’s property assets would constitute unreasonably small capital. “Special Purpose Provision”: The meaning specified in the Borrower LLC Agreement. “Spread”: In the case of each Loan that is a floating rate loan that bears interest at a spread over the applicable benchmark as provided for in its related loan agreement, the current cash pay interest rate spread (for avoidance of doubt, excluding any non-cash interest or paid-in-kind interest) on such Loan above such applicable benchmark. “Structuring Fee”: The meaning specified in the applicable Fee Letter. “Subsidiary”: As to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. “Swingline Advance”: Any swingline loan made by the Swingline Lender to the Borrower pursuant to Section 2.1, and all such swingline loans collectively as the context requires. “Swingline Commitment”: The commitment of the Swingline Lender to fund Swingline Advances, subject to the terms and conditions herein, in an amount not greater than $50,000,000 (without regard to any future reimbursement of Swingline Advances by the Revolving Lenders), as such amount may be reduced, increased or assigned from time to time pursuant to the provisions of this Agreement. The Swingline Commitment is a sub-limit of the Commitment of the Swingline Lender, in its capacity as a Revolving Lender hereunder, and is not in addition thereto. Error! Unknown document property name. 42 4128-9904-7782.5 “Swingline Lender”: The meaning specified in the Preamble. “Swingline Refund Date”: The meaning specified in Section 2.15(a). “Taxable Entity”: The BDC. “Taxable Entity Agreement”: The collective reference to the organizational documents of the BDC. “Taxes”: Any present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Termination Date”: The earliest of (a) the date of the termination in whole of the Facility Amount pursuant to Section 2.3(a), (b) the Facility Maturity Date and (c) the date of the declaration of the Termination Date or the date of the automatic occurrence of the Termination Date pursuant to Section 9.2(a). “Third Amendment Closing Date”: May 7, 2019. “Thirteenth Amendment Closing Date”: March 28, 2025. “Total Leverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Total Leverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Total Leverage Ratio” or comparable definition, the ratio of (i) the total Indebtedness (including, without limitation, such Loan) of the applicable Obligor as of the date of determination minus the Unrestricted Cash of such Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower and Collateral Manager in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor in accordance with the requirements of the related Underlying Instruments. “Transaction”: The meaning specified in Section 3.2. “Transaction Documents”: This Agreement, the Securities Account Control Agreement, any Joinder Supplement, each Fee Letter, each Promissory Note and the Collateral Custodian Fee Letter. “Unadjusted Benchmark Replacement”: The Benchmark Replacement excluding the Benchmark Replacement Adjustment. “UCC”: The Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions. “Uncertificated Security”: The meaning specified in Section 8-102(a)(l8) of the UCC. Error! Unknown document property name. 48 4128-9904-7782.5 ARTICLE II. THE ADVANCES Section 2.1. The Advances. (a) Loan Advances. During the Revolving Period, the Borrower may, at its option, request the Revolving Lenders to make advances of funds (each, a “Loan Advance”) by delivering a Funding Notice with respect to such Loan Advance to the Administrative Agent, which shall provide notification to the Revolving Lenders with respect thereto, in an aggregate amount up to the Availability as of the proposed Funding Date of the Loan Advance; provided, however, that no Revolving Lender shall be obligated to make any Loan Advance on or after the date that is two (2) Business Days prior to the earlier to occur of the applicable Revolving Period End Date or the Termination Date. Following the receipt of a Funding Notice during the Revolving Period, subject to the terms and conditions hereinafter set forth, the Revolving Lenders shall fund such Loan Advance. (b) Swingline Advances. During the Revolving Period, the Borrower may, at its option, request the Swingline Lender make Swingline Advances to the Borrower by delivering a Funding Notice with respect to such requested Swingline Advance to the Administrative Agent, which shall forward such Funding Notice to the Swingline Lender and provide notification to the Revolving Lenders with respect thereto. Following the receipt of a Funding Notice during the Revolving Period, subject to the terms and conditions hereinafter set forth, the Swingline Lender shall make the requested Swingline Advances to the Borrower; provided that the Swingline Lender shall not fund any Swingline Advance if, after giving effect to the amount of the Swingline Advance requested, (i) in the sole discretion of the Swingline Lender, a Default or Event of Default exists or would result therefrom, (ii) the Advances Outstanding would exceed the Borrowing Base or (iii) the aggregate amount of Advances and Swingline Advances made by the Swingline Lender would exceed the Commitment of the Swingline Lender[Reserved]. (c) The Borrower may, with the written consent of the Administrative Agent, (x) add additional Persons as Revolving Lenders or (y) increase the Commitment of any Revolving Lender and, in each case increase the aggregate Commitments hereunder; provided that, (1) the Commitment of any Lender may only be increased with the prior written consent of such Lender and the Administrative Agent and (2) the Facility Amount shall not exceed $800,000,000. Each additional Revolving Lender shall become a party hereto by executing and delivering to the Administrative Agent and the Borrower a Joinder Supplement and a representation letter in the form of Exhibit I. Upon such increase, Annex A hereto shall be deemed to be revised to reflect such increase in such Lender’s Commitment and those terms set forth on Annex C shall be revised as set forth therein in accordance with such increase. For the avoidance of doubt, on the Eighth Amendment Closing Date the Facility Amount shall be $730,000,000 and on any subsequent date of determination, the terms set forth on Annex C shall vary in accordance with the Facility Amount then in effect (including, prior to the earlier to occur of the end of the Revolving Period or the Termination Date, in connection with a permanent reduction of the Facility Amount). The Borrower, or the Collateral Manager on its behalf, may at any time request Annex C to be revised so long as it has received prior written consent from the Administrative Agent and the Required Lenders.

Error! Unknown document property name. 49 4128-9904-7782.5 (d) Advances to be made for the purpose of refunding Swingline Advances shall be made by the Revolving Lenders as provided in Section 2.15. Section 2.2. Procedures for Advances by the Lenders. (a) Subject to the limitations set forth herein, the Borrower may request an Advance from the Lenders by delivering to the Administrative Agent at certain times the information and documents set forth in this Section 2.2. Upon receipt of such information and documents, the Administrative Agent will provide notification to the Revolving Lenders and/or the Swingline Lender, as applicable, with respect thereto. (b) With respect to (i) all Loan Advances, no later than 3:00 p.m. on the Business Day prior to the proposed Funding Date and (ii) all Swingline Advances, no later than 3:00 p.m. on the proposed Funding Date, the Borrower (or the Collateral Manager on its behalf) shall deliver: (i) to the Administrative Agent (which shall promptly deliver to each Revolving Lender or, in the case of any Swingline Advance, the Swingline Lender) and the Collateral Custodian a duly completed Borrowing Base Certificate updated to the date such Advance is requested and giving pro forma effect to the Advance requested and the use of the proceeds thereof; (ii) to the Administrative Agent a description of the Obligor and the Loan(s) to be funded by the proposed Advance; (iii) to the Administrative Agent a wire disbursement and authorization form, to the extent not previously delivered; (iv) to the Administrative Agent and the Collateral Custodian a duly completed Funding Notice which shall (a) specify the desired amount of such Advance, which amount must be at least equal to $500,000 (or, in the case of any Advance to be applied to fund any draw under a Delayed Draw Loan or Revolving Loan, such lesser amount as may be required to fund such draw), to be allocated to each Lender in accordance with its Pro Rata Share, (b) specify the proposed Funding Date of such Advance, (c) specify the Loan(s) to be financed on such Funding Date (including the appropriate file number, Obligor, original loan balance, OLB, Assigned Value and Purchase Price for each Loan) and, with respect to any Delayed Draw Loan or Revolving Loan, the amount to be deposited in the Unfunded Exposure Account in connection with the acquisition of such Loan(s) pursuant to Section 2.2(e) and (d) include a representation that all conditions precedent for an Advance described in Article III hereof have been met. Each Funding Notice shall be irrevocable. If any Funding Notice is received by the Administrative Agent (x) after 3:00 p.m. on the Business Day prior to the Business Day for which such Advance (other than a Swingline Advance) is requested, (y) after 3:00 p.m. on the Business Day on which a Swingline Advance is requested or (zy) on a day that is not a Business Day, such Funding Notice shall be deemed to be received by the Administrative Agent at 9:00 a.m. on the next Business Day. (c) On the proposed Funding Date, subject to the limitations set forth in Section 2.1(a) or (b), as applicable, and upon satisfaction of the applicable conditions set forth in Article III: Error! Unknown document property name. 50 4128-9904-7782.5 (i) in the case of a Loan Advance, (x) each Lender shall make available to the Administrative Agent in same day funds, by no later than 12:00 noon, an amount equal to such Lender’s Pro Rata Share of the least of (A) the amount requested by the Borrower for such Advance, (B) the aggregate unused Commitments then in effect and (C) the maximum amount that, after taking into account the proposed use of the proceeds of such Advance, could be advanced to the Borrower hereunder without causing the Advances Outstanding to exceed the Borrowing Base and (y) the Administrative Agent shall make all funds received from the Lenders under clause (x) available to the Borrower in same day funds by wire transfer to the account designated by the Borrower in the Funding Notice given pursuant to this Section 2.2; or (ii) in the case of a Swingline Advance, the Swingline Lender shall make available to the Borrower in same day funds, by wire transfer to the account designated by Borrower in the Funding Notice given pursuant to this Section 2.2, an amount equal to the least of (i) the amount requested by the Borrower for such Swingline Advance, (ii) the positive difference between (A) the Swingline Commitment then in effect and (B) the aggregate outstanding Swingline Advances as of such date and (iii) the maximum amount that, after taking into account the proposed use of the proceeds of such Swingline Advance, could be advanced to the Borrower hereunder without causing the Advances Outstanding to exceed the Borrowing Base. (d) On each Funding Date, the obligation of each Revolving Lender to remit its Pro Rata Share of any such Loan Advance shall be several from that of each other Revolving Lender and the failure of any Revolving Lender to so make such amount available to the Borrower shall not relieve any other Revolving Lender of its obligation hereunder. (e) Notwithstanding anything to the contrary herein, upon the occurrence of the earlier of (i) an Event of Default or (ii) the Revolving Period End Date with respect to all the Commitments, if the amount on deposit in the Unfunded Exposure Account is less than the Aggregate Unfunded Exposure Amount, the Borrower shall request an Advance in the amount of such shortfall (the “Exposure Amount Shortfall”). Following receipt of a Funding Notice (including a duly completed Borrowing Base Certificate updated to the date such Advance is requested and giving pro forma effect to the Advance requested), the Revolving Lenders shall fund such Exposure Amount Shortfall in accordance with Section 2.2(b) as if the Revolving Period were still in effect and notwithstanding anything to the contrary herein (including, without limitation, the Borrower’s failure to satisfy any of the conditions precedent set forth in Section 3.2), except that no Lender shall make any Advance to the extent that, after giving effect to such Advance, the Advances Outstanding would exceed the Borrowing Base. Section 2.3. Reduction of the Facility Amount; Optional Repayments. (a) The Borrower shall be entitled at its option to terminate the Facility Amount in whole or reduce in part the portion of the Facility Amount that exceeds the sum of the Advances Outstanding, accrued Interest and Breakage Costs; provided that (i) the Borrower shall provide a Repayment Notice to the Administrative Agent at least one (1) Business Day prior to such termination or reduction, (ii) any partial reduction of the Facility Amount shall be in an amount equal to $5,000,000 and in integral multiples of $500,000 in excess thereof and (iii) in the case of such termination or reduction on or prior to the first anniversary of the EighthFifteenth Amendment Closing Date (other than to the extent set forth in Section 2.3(d)), the Borrower shall Error! Unknown document property name. 65 4128-9904-7782.5 Discretionary Sale shall be sent directly to the Collection Account; and (vii) the aggregate OLB of all Loans which are sold or intended to be sold by the Borrower in connection with a Discretionary Sale during any 12-month rolling period shall not exceed 30% of the highest Aggregate OLB at any point during such 12-month period; provided that, any Discretionary Sale may be excluded from such 30% limitation with the prior written consent of the Administrative Agent; provided, further, that the Borrower may make Discretionary Sales of Loans exceeding such 30% limitation if (x) all proceeds from such Discretionary Sales are applied pursuant to Section 2.3(b) to reduce Advances Outstanding and (y) the Facility Amount is concurrently reduced pursuant to Section 2.3(a) by an amount equal to the proceeds of such Discretionary Sales. (b) Notices to Lenders. The Administrative Agent shall provide the Lenders with copies of any notices (and, if requested by the Lenders, other materials) received by the Administrative Agent pursuant to this Section 2.14 in connection with any Discretionary Sale. Section 2.15. Refunding of Swingline Advances. (a) Each Swingline Advance shall be refunded by the Revolving Lenders on the second Business Day following the date of such Swingline Advance (each such date, a “Swingline Refund Date”). Such refundings shall be made by the Revolving Lenders in accordance with their respective Pro Rata Shares and shall thereafter be reflected as Advances of the Revolving Lenders on the books and records of the Administrative Agent. Each Revolving Lender shall fund its respective Pro Rata Share of Advances as required to repay Swingline Advances outstanding to the Swingline Lender no later than 12:00 noon on the applicable Swingline Refund Date. (b) The Borrower shall pay to the Swingline Lender, within twenty-two (22) days of demand, the amount of such Swingline Advances to the extent amounts received from the Revolving Lenders are not sufficient to repay in full the outstanding Swingline Advances requested or required to be refunded. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of the Borrower from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Revolving Lenders in accordance with their respective Pro Rata Shares. Nothing in this clause (b) is intended to or shall relieve any Lender from any default in its funding obligations under this Agreement. (c) Each Revolving Lender acknowledges and agrees that its obligation to refund Swingline Advances in accordance with the terms of this Section 2.15 is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Section 3.2. Further, each Revolving Lender agrees and acknowledges that if prior to the refunding of any outstanding Swingline Advances pursuant to this Section 2.15, an Insolvency Event relating to the Borrower or the Collateral Manager shall have occurred, each Revolving Lender will, on the date the applicable Advance would have been made, purchase an undivided participating interest in the Swingline Advance to be refunded in an amount equal to its Pro Rata Share of the aggregate amount of such Swingline Advance. Each Revolving Lender will immediately transfer to the Swingline Lender, in Error! Unknown document property name. 66 4128-9904-7782.5 immediately available funds, the amount of its participation and upon receipt thereof the Swingline Lender will deliver to such Revolving Lender a certificate evidencing such participation dated the date of receipt of such funds and for such amount. Whenever, at any time after the Swingline Lender has received from any Revolving Lender such Revolving Lender’s participating interest in a Swingline Advance, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Revolving Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender’s participating interest was outstanding and funded). (d) Notwithstanding anything to the contrary contained in this Section 2.15, the Swingline Lender shall not be obligated to make any Swingline Advance at a time when any other Lender is a Defaulting Lender, unless the Swingline Lender has entered into arrangements (which may include the delivery of cash collateral) with the Borrower or such Defaulting Lender which are satisfactory to the Swingline Lender to eliminate the Swingline Lender’s Fronting Exposure (after giving effect to Section 2.16(a)(iii)) with respect to any such Defaulting Lender. Section 2.15. [Reserved]. Section 2.16. Defaulting Lenders. (a) Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 12.1. (ii) Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment of any amounts owing by that Defaulting Lender to the Swingline Lender; third, if so determined by the Administrative Agent or the Swingline Lender, to be held as cash collateral for future funding obligations of that Defaulting Lender of any participation in a Swingline Advance; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Advance in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifththird, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Advances under this Agreement; sixthfourth, to the payment of any amounts owing to the Revolving Lenders or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Revolving Lender or the Swingline Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventhfifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against that

Error! Unknown document property name. 67 4128-9904-7782.5 Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighthsixth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Advances or funded participations in Swingline Advances in respect of which that Defaulting Lender has not fully funded its Pro Rata Share, such payment shall be applied solely to pay the Advances and funded participations in Swingline Advances of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Advances, or funded participations in Swingline Advances, of that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.16 shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (iii) During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Swingline Advances pursuant to Section 2.15(c), the “Pro Rata Share” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of that Defaulting Lender; provided that (x) each such reallocation shall be given effect only if the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Swingline Advances shall not exceed the positive difference, if any, of (A) the Commitment of that non-Defaulting Lender minus (B) the aggregate outstanding principal amount of the Advances of that Lender. (iv) Promptly on demand by the Swingline Lender or the Administrative Agent from time to time, the Borrower shall prepay Swingline Advances in an amount of all Fronting Exposure with respect to the Swingline Lender (after giving effect to clause (iii) above). (iii) (v) For any period during which that Lender is a Defaulting Lender, that Defaulting Lender shall not be entitled to receive any Non-Usage Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to such Defaulting Lender). (b) If the Administrative Agent and the Swingline Lender in their respectivein its sole discretion determinedetermines that a Defaulting Lender should no longer be deemed to be a Defaulting Lender (provided in the case of a Defaulting Lender pursuant to clause (iv) or (v) of such term or that has defaulted in the funding of an Advance, which default remains uncured, such determination shall require the consent of the Borrower), the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Advances of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Shares (without giving effect to Section 2.16(a)(iii) above), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Error! Unknown document property name. 69 4128-9904-7782.5 (i) The Administrative Agent shall have received certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of the Borrower and the Collateral Manager (i) in the jurisdiction of its organization and (ii) in each other jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (ii), where the failure to so qualify could not be reasonably expected to have a Material Adverse Effect. (j) The Administrative Agent shall have received the results of a recent search by a Person satisfactory to the Administrative Agent, of the UCC, judgment and tax lien filings which may have been filed with respect to personal property of the Borrower, and bankruptcy and pending lawsuits with respect to the Borrower and the results of such search shall be satisfactory to the Administrative Agent. (k) The Administrative Agent and the Lenders shall have received the fees (including fees, disbursements and other charges of the Administrative Agent) to be received on the A&R Effective Date referred to herein to the extent invoiced. (l) No “Default”, “Event of Default” or “Collateral Manager Termination Event” is continuing under the Existing A&R Loan and Security Agreement. (m) Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that U.S. law requires each Lender and the Administrative Agent to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower. Section 3.2. Conditions Precedent to All Advances. (a) Each Advance under this Agreement and each reinvestment of Principal Collections pursuant to Section 2.7(d) (each, a “Transaction”) shall be subject to the further conditions precedent that: (i) with respect to (A) any Loan Advance, the Collateral Manager shall have delivered to the Administrative Agent (with a copy to the Collateral Custodian) no later than 3:00 p.m. one (1) Business Day prior to the related Funding Date or (B) any Swingline Advance, the Collateral Manager shall have delivered to the Administrative Agent (with a copy to the Collateral Custodian) no later than 3:00 p.m. on the related Funding Date: (1) the documents required by Section 2.2(b) and a Loan Schedule; and (2) a Certificate of Assignment substantially in the form of Exhibit F containing such additional information as may be reasonably requested by the Administrative Agent and each Lender; (ii) with respect to any reinvestment of Principal Collections permitted by Section 2.7(d), the Collateral Manager shall have delivered to the Administrative Agent (with a copy to the Collateral Custodian), no later than 3:00 p.m. on the Business Day prior to any such Error! Unknown document property name. 103 4128-9904-7782.5 the Collateral Manager delivered to the Administrative Agent setting forth the Loan, the Underlying Assets, the sale price of the Underlying Assets and certifying that such sale price is the fair market value of such Underlying Assets. Section 6.6. [Intentionally Omitted.]Reserved]. Section 6.7. Payment of Certain Expenses by Collateral Manager. The Collateral Manager will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of its independent accountants, Taxes imposed on the Collateral Manager, expenses incurred by the Collateral Manager in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Borrower. The Collateral Manager will be required to pay (or cause the Borrower to pay) all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Accounts. The Collateral Manager shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor. Section 6.8. Reports. (a) Borrower’s Notice. On the date of each Transaction, the Borrower (and the Collateral Manager on its behalf) will provide the applicable Borrower’s Notice and a Borrowing Base Certificate, each updated as of such date, to the Administrative Agent (with a copy to the Collateral Custodian). (b) Tax Returns. Upon demand by the Administrative Agent, the Collateral Manager shall deliver copies of all federal, state and local income tax returns and reports filed by the Borrower or the Collateral Manager, or in which the Borrower or the Collateral Manager was included on a consolidated or combined basis (excluding sales, use and like Taxes). (c) Obligor Financial Statements; Other Reports. The Collateral Manager will deliver to the Administrative Agent, to the extent received by the Borrower or the Collateral Manager pursuant to the Underlying Instruments, the complete financial reporting package with respect to each Obligor and with respect to each Loan for such Obligor (including any financial statements, management discussion and analysis, executed covenant compliance certificates and related covenant calculations with respect to such Obligor and with respect to each Loan for such Obligor) provided to the Borrower or the Collateral Manager for the periods required by the Underlying Instruments, which delivery shall be made within fifteen (15) Business Days after receipt by the Borrower or the Collateral Manager as specified in the Underlying Instruments. Upon demand by the Administrative Agent, the Collateral Manager will provide such other information available to it as the Administrative Agent may reasonably request with respect to any Obligor. (d) Liquidity Reports. Within five (5) Business Days of the written request of the Administrative Agent, the Collateral Manager shall provide a report to the Administrative Agent and the Lenders setting forth the liquidity position of the BDC, in form and substance mutually agreed to by the Administrative Agent and the Collateral Manager. Error! Unknown document property name. 104 4128-9904-7782.5 (e) Agreed Upon Procedures. The Collateral Manager shall furnish to the Administrative Agent for distribution to each Lender (i) with respect to the 2025 fiscal year, on or prior to June 30, 2026 and (ii) commencing with the 2026 fiscal year, within one hundred and twenty (120) days after the end of each fiscal year of the Collateral Manager, a report covering such fiscal year of a firm of independent certified public accountants of nationally recognized standing to the effect that such accountants have applied certain agreed-upon procedures (a copy of which procedures are attached hereto as Schedule V, it being understood that the Collateral Manager and the Administrative Agent will provide an updated Schedule V reflecting any further amendments to such Schedule V prior to the issuance of the first such agreed-upon procedures report, a copy of which shall replace the then existing Schedule V) to certain documents and records relating to the Collateral, the Borrower and the Collateral Manager, compared the information contained in selected Borrowing Base Certificates and Payment Date calculations pursuant to Section 7.2(b)(vi) delivered during the period covered by such report with such documents and records and that no matters came to the attention of such accountants that caused them to believe that the information and the calculations included in such Borrowing Base Certificates and Payment Date calculations pursuant to Section 7.2(b)(vi) were not determined or performed in accordance with the provisions of this Agreement, except for such exceptions as such accountants shall believe to be immaterial and such other exceptions as shall be set forth in such statement. Section 6.9. Annual Statement as to Compliance. The Collateral Manager will provide to the Administrative Agent and each Lender, within 90 days following the end of each fiscal year of the Collateral Manager, a fiscal report signed by a Responsible Officer of the Collateral Manager certifying that (a) a review of the activities of the Collateral Manager, and the Collateral Manager’s performance pursuant to this Agreement, for the fiscal period ending on the last day of such fiscal year has been made under such Person’s supervision and (b) the Collateral Manager has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Collateral Manager Default has occurred and is continuing or, if any such Collateral Manager Default has occurred and is continuing, a statement describing the nature thereof and the steps being taken to remedy such Collateral Manager Default. Section 6.10. The Collateral Manager Not to Resign. The Collateral Manager shall not resign from the obligations and duties hereby imposed on it except upon the Collateral Manager’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Collateral Manager could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Collateral Manager shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Administrative Agent. Section 6.11. Collateral Manager Defaults. Upon the occurrence of a Collateral Manager Default, notwithstanding anything herein to the contrary, the Administrative Agent, by written notice to the Collateral Manager and a copy to

Error! Unknown document property name. 106 4128-9904-7782.5 Loans” in accordance with the terms and conditions of this Agreement, all for the benefit of the Secured Parties and subject to the Lien thereon in favor of the Administrative Agent, as agent for the Secured Parties. Within five (5) Business Days of its receipt of any Underlying Instruments, the Collateral Custodian shall review the Required Loan Documents delivered to it to confirm that (A) if the files delivered per the following sentence indicate that any document must contain an original signature, each such document appears to bear the original signature, or if the file indicates that such document must contain a copy of a signature, that such copies appear to bear a reproduction of such signature and (B) based on a review of the applicable note, the related original Loan balance, Loan identification number and Obligor name with respect to such Loan is referenced on the related Loan List and is not a duplicate Loan, and the related original balance (based on a comparison to the note or assignment agreement, as applicable) is greater than or equal to the applicable loan balance listed on the Loan Tape (such items (A) through (B) collectively, the “Review Criteria”). In order to facilitate the foregoing review by the Collateral Custodian, in connection with each delivery of Underlying Instruments hereunder to the Collateral Custodian, the Collateral Manager shall provide to the Collateral Custodian an electronic file (in EXCEL or a comparable format acceptable to the Collateral Custodian) that contains a list of all Required Loan Documents and whether they require original signatures, the Loan identification number and the name of the Obligor and the original Loan balance with respect to each related Loan. If, at the conclusion of such review, the Collateral Custodian shall determine that (1) the original Loan balances of the Loans with respect to which it has received Underlying Instruments is less than as set forth on the electronic file, the Collateral Custodian shall immediately notify the Administrative Agent and the Collateral Manager of such discrepancy, and (2) any Review Criteria is not satisfied, the Collateral Custodian shall within one (1) Business Day notify the Collateral Manager of such determination and provide the Collateral Manager with a list of the non-complying Loans and the applicable Review Criteria that they fail to satisfy. The Collateral Manager shall have twentyten (2010) Business Days to correct any non-compliance with any Review Criteria. If after the conclusion of such time period the Collateral Manager has still not cured any non-compliance by a Loan with any Review Criteria, the Collateral Custodian shall promptly notify the Collateral Manager, the Borrower and the Administrative Agent of such determination by providing a written report to such persons identifying, with particularity, each Loan and each of the applicable Review Criteria that such Loan fails to satisfy. In addition, if requested in writing in the form of Exhibit E by the Collateral Manager and approved by the Administrative Agent within ten (10) Business Days of the Collateral Custodian’s delivery of such report, the Collateral Custodian shall return the Underlying Instruments for any Loan which fails to satisfy a Review Criteria to the Borrower. Other than the foregoing, the Collateral Custodian shall not have any responsibility for reviewing any Underlying Instruments. (ii) In taking and retaining custody of the Underlying Instruments, the Collateral Custodian shall be deemed to be acting as the agent of the Secured Parties; provided that the Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Underlying Instruments or the instruments therein; and provided further that the Collateral Custodian’s duties as agent shall be limited to those expressly contemplated herein. (iii) All Underlying Instruments that are originals or copies shall be kept in fire resistant vaults, rooms or cabinets at its offices set forth in Section 5.5(c). All Underlying Instruments that are originals or copies shall be placed together with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. All Underlying Error! Unknown document property name. 131 4128-9904-7782.5 Transaction Document) without the written consent of each Lender; provided further, that (i) any amendment of this Agreement that is solely for the purpose of adding a Lender may be effected without the written consent of the Borrower or any Lender, (ii) no such amendment, waiver or modification materially adversely affecting the rights or obligations of the Collateral Custodian shall be effective without the written agreement of such Person, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement, (iv) any amendment of this Agreement that a Lender is advised by its legal or financial advisors to be necessary in order to avoid the consolidation of the Borrower with such Lender for accounting purposes may be effected without the written consent of the Borrower or any other Lender, (viv) any deemed waiver of an Event of Default described in Section 9.1(l) pursuant to the definition of Permanent BDC Asset Coverage Event in Section 5.1(s) shall be effective without the written agreement of the Borrower, the Administrative Agent and the Required Lenders, and (viv) the Administrative Agent and the Borrower shall be permitted to amend any provision of the Transaction Documents (and such amendment shall become effective without any further action or consent of any other party to any Transaction Document) if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error or omission to the extent such error or omission, in each case, is of a technical and immaterial nature in any such provision. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and the Borrower may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders holding greater than 50% of the aggregate Commitments then in effect. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 12.1 will occur prior to the applicable Benchmark Transition Start Date. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. The Administrative Agent will promptly notify the Borrower, the Collateral Custodian and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark. Any determination, Signature Page to LSAError! Unknown document property name. 4128-9904-7782.5 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. BORROWER: NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., as the Borrower By: By: Name: Title: COLLATERAL MANAGER: NEW MOUNTAIN FINANCE CORPORATION, as Collateral Manager By: By: Name: Title: [Signatures Continued on the Following Page] Error! Unknown document property name. Signature Page to LSA 4128-9904-7782.5 THE ADMINISTRATIVE AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent By: Name: Title: LENDERSLENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: Name: Title: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Swingline Lender By: Name: Title: [Signatures Continued on the Following Page]

Error! Unknown document property name. Signature Page to LSA 4128-9904-7782.5 STATE STREET BANK AND TRUST COMPANY, as a Lender By: Name: Title: Error! Unknown document property name. Signature Page to LSA 4128-9904-7782.5 CIT BANK, N.A., as a Lender By: Name: Title: Error! Unknown document property name. Signature Page to LSA 4128-9904-7782.5 THE COLLATERAL CUSTODIAN: WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Custodian By: Name: Title: Error! Unknown document property name.4128-9904-7782.5 Annex A NEW MOUNTAIN FINANCE HOLDINGS, L.L.C. NEW MOUNTAIN FINANCE CORPORATION 1633 Broadway, 48th Floor New York, NY 10019 Attention: John Kline, Laura Holson and Cyrus Moshiri WELLS FARGO BANK, NATIONAL ASSOCIATION as a Lender, as Swingline Lender and as Administrative Agent 550 South Tryon Street Charlotte, NC 28202 Attention: Corporate Debt Finance Facsimile: (704) 410-0223 Confirmation: (704) 410-2431 All electronic dissemination of Notices should be sent to scp.mmloans@wellsfargo.com WELLS FARGO BANK, NATIONAL ASSOCIATION as Collateral Custodian Wells Fargo Bank, National Association as Collateral Custodian 9062 Old Annapolis Rd. Columbia, Maryland 21045 Attn: CDO Trust Services—New Mountain Capital Finance Holdings L.L.C. Fax: (410) 717-3748 Phone: (410) 884-2000 FIRST-CITIZENS BANK & TRUST COMPANY (successor by merger to CIT Bank, N.A.) as a Lender 11 West 42nd Street New York, NY 10036 Attention: Bob Klein STATE STREET BANK AND TRUST COMPANY as a Lender State Street Financial Center One Lincoln Street Boston, MA 02111 Attention: Pallo Blum-Tucker Telephone: (617) 664-8358 Email: bsyates@statestreet.com

Error! Unknown document property name.4128-9904-7782.5 Annex B Lender Commitment as of the Thirteenth Fifteenth Amendment Closing Date Commitment as of the Automatic Reduction Date Wells Fargo Bank, National Association $650,000,000 450,000,000 $311,643,836 350,000,000 First-Citizens Bank & Trust Company (successor by merger to CIT Bank, N.A.) $35,000,000 $16,780,822 State Street Bank and Trust Company $45,000,000 $21,575,342 Total $730,000,000 450,000,000 $350,000,000 Error! Unknown document property name.4128-9904-7782.5 Annex C Variable Defined Terms Applicable Facility Amount* $695,000,000 $730,000,000 $770,000,000 $800,000,000 “Applicable Future Funding Limit Amount” $28,000,000 $28,000,000 $28,000,000 $28,000,000 “Applicable Top-3 Obligor Amount” $60,000,000 1 Obligor up to $65,000,000 2 Obligors up to $60,000,000 1 Obligor up to $65,000,000 2 Obligors up to $60,000,000 1 Obligor up to $65,000,000 2 Obligors up to $60,000,000 “Applicable Next Top-3 Obligor Amount” $50,000,000 $50,000,000 $50,000,000 $50,000,000 “Applicable Other Obligor Amount” $45,000,000 $45,000,000 $45,000,000 $45,000,000 “Applicable Non-First Lien Loan Obligor Amount” $45,000,000 $47,000,000 $48,000,000 $50,000,000 “Applicable Recurring Revenue Loan Amount” $69,500,000 $74,000,000 $77,000,000 $80,000,000 Variable Defined Term Amount Error! Unknown document property name.4128-9904-7782.5 ________________________________________ * If the current Facility Amount is not equal to an amount set forth in the first row, then the applicable Facility Amount shall be the next lowest amount. If the Facility Amount is reduced below $695,000,000, then the amounts for the defined terms set forth in the first column shall be agreed to in writing (including via email) by the Borrower, the Administrative Agent and the Required Lenders at the time of such reduction. Appendix B

Conformed through Amendment No. 15, dated as of March 12, 2026

EXHIBITS AND SCHEDULES
TO
THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Dated as of October 24, 2017

(NEW MOUNTAIN FINANCE HOLDINGS, L.L.C.)

EXHIBITS

EXHIBIT A-1	Form of Funding Notice
EXHIBIT A-2	Form of Repayment Notice
EXHIBIT A-3	Form of Reinvestment Notice
EXHIBIT A-4	Form of Borrowing Base Certificate
EXHIBIT A-5	Form of Approval Notice
EXHIBIT B	[Reserved]
EXHIBIT C	Form of Officer's Certificate as to Solvency
EXHIBIT D	Form of Officer's Closing Certificate
EXHIBIT E	Form of Release of Underlying Instruments
EXHIBIT F	Form of Certificate of Assignment
EXHIBIT G	[Reserved]
EXHIBIT H	[Reserved]
EXHIBIT I	Form of Joinder Supplement
EXHIBIT J	Form of Certificate of Required Loan Documents
EXHIBIT K	Form of Loan Checklist
EXHIBIT L-1	Form of Tax Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT L-2	Form of Tax Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT L-3	Form of Tax Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT L-4	Form of Tax Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

SCHEDULES

SCHEDULE I	Legal Names
SCHEDULE II	Approved Broker Dealers and Approved Valuation Firms
SCHEDULE III	Loan Schedule
SCHEDULE IV	Credit and Collection Policy
SCHEDULE V	Agreed-Upon Procedures

4158-8423-4342.4

EXHIBIT A-1
To Loan and
Security Agreement

FORM OF FUNDING NOTICE

[Date]

(New Mountain Finance Holdings, L.L.C.)

Wells Fargo Bank, National Association,
as the Administrative Agent
550 South Tryon Street
Charlotte, NC 28202
Facsimile No.: (704) ~~410-0223~~715-0067
via e-mail: ~~AgencyServices.Requests~~agencyservices.request@wellsfargo.com
scp.mmloans@wellsfargo.com

Re: Third Amended and Restated Loan and Security Agreement dated as of October 24, 2017

Ladies and Gentlemen:

This Funding Notice is delivered to you pursuant to Sections 2.2 and 3.2 of that certain Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (as amended, modified, supplemented or restated from time to time, the "Loan and Security Agreement"), by and among New Mountain Finance Corporation, as the collateral manager (together with its successors and assigns in such capacity, the "Collateral Manager"), New Mountain Finance Holdings, L.L.C., as the borrower (in such capacity, the "Borrower"), Wells Fargo Bank, National Association, as the Administrative Agent, ~~Wells Fargo Bank, National Association, as the Swingline Lender,~~ each of the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.

The undersigned, through their duly elected Responsible Officers, and holding the office set forth below such officer's name, hereby certify as follows:

1. The Borrower hereby requests a [Loan Advance][Swingline Advance] in the principal amount of $_____________. The Advance shall be at least equal to $500,000 (or, in the case of any Loan Advance to be applied to fund any draw under a Delayed Draw Loan or a Revolving Loan, such lesser amount as required to fund such draw).

2. The Borrower hereby requests that such Advance be made on the following date: _____________.

3. Wire Instructions: Name of Bank: _____________
A/C No.: __________________

A-1-1

4158-8423-4342.4

EXHIBIT A-2
To Loan and
Security Agreement

FORM OF REPAYMENT NOTICE

[Date]

(New Mountain Finance Holdings, L.L.C.)

Wells Fargo Bank, National Association,
as the Administrative Agent
550 South Tryon Street
Charlotte, NC 28202
Facsimile No.: (704) 410-0223715-0067
via e-mail: AgencyServices.Requestsagencyservices.request@wellsfargo.com
scp.mmloans@wellsfargo.com

Re: Third Amended and Restated Loan and Security Agreement dated as of October 24, 2017

Ladies and Gentlemen:

This Repayment Notice is delivered to you pursuant to Section 2.3 of that certain Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (as amended, modified, supplemented or restated from time to time, the "Loan and Security Agreement"), by and among New Mountain Finance Corporation, as the collateral manager (together with its successors and assigns in such capacity, the "Collateral Manager"), New Mountain Finance Holdings, L.L.C., as the borrower (in such capacity, the "Borrower"), Wells Fargo Bank, National Association, as the Administrative Agent, Wells Fargo Bank, National Association, as the Swingline Lender, each of the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.

The undersigned, through its duly elected Responsible Officers, and holding the office set forth below such officer's name, hereby certifies as follows:

1. Pursuant to Section 2.3(b) of the Loan and Security Agreement, the Borrower desires to reduce the Advances Outstanding (an "Advance Reduction") by the amount of [$____________ of Loan Advances][and][$ ____________ of Swingline Advances]. Any reduction of the Advances Outstanding (other than with respect to payments of Advances Outstanding made by the Borrower to reduce the Required Advance Reduction Amount) shall be in a minimum amount of $500,000 and in integral multiples of $100,000 in excess thereof.

2. In connection with any such Advance Reduction, the Borrower shall deliver to the Administrative Agent funds sufficient to repay such Advances Outstanding together with all accrued Interest and Breakage Costs.

A-2-1

4158-8423-4342.4

EXHIBIT A-3
To Loan and
Security Agreement

FORM OF REINVESTMENT NOTICE

[Date]

(New Mountain Finance Holdings, L.L.C.)

Wells Fargo Bank, National Association,
as the Administrative Agent
550 South Tryon Street
Charlotte, NC 28202
Facsimile No.: (704) 410-0223715-0067
via e-mail: AgencyServices.Requestsagencyservices.request@wellsfargo.com
scp.mmloans@wellsfargo.com

Re: Third Amended and Restated Loan and Security Agreement dated as of October 24, 2017.

Ladies and Gentlemen:

This Reinvestment Notice is delivered to you pursuant to Section 3.2 of that certain Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (as amended, modified, supplemented or restated from time to time, the "Loan and Security Agreement"), by and among New Mountain Finance Corporation, as the collateral manager (together with its successors and assigns in such capacity, the "Collateral Manager"), New Mountain Finance Holdings, L.L.C., as the borrower (in such capacity, the "Borrower"), Wells Fargo Bank, National Association, as the Administrative Agent, ~~Wells Fargo Bank, National Association, as the Swingline Lender,~~ each of the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.

The undersigned, through their duly elected Responsible Officers, and holding the office set forth below such officer's name, hereby certify as follows:

1. Pursuant to Section 2.7(d) of the Loan and Security Agreement, the Borrower hereby requests a disbursement (a "Disbursement") of Principal Collections from the Principal Collections Account in the amount of $_____________.

2. The Borrower hereby request that such Disbursement be made on the following date: _____________.

3. Attached to this Reinvestment Notice is a true, correct and complete calculation of the Borrowing Base and all components thereof.

4. All of the conditions applicable to the Disbursement as set forth in the Loan and Security Agreement have been satisfied as of the date hereof and will remain satisfied to the date

A-3-1

4158-8423-4342.4

A-4-1 4158-8423-4342.4 EXHIBIT A-4 To Loan and Security Agreement FORM OF BORROWING BASE CERTIFICATE This certificate is delivered pursuant to that certain Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Finance Corporation, as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”), New Mountain Finance Holdings, L.L.C., as the borrower (in such capacity, the “Borrower”), Wells Fargo Bank, National Association, as the Administrative Agent, Wells Fargo Bank, National Association, as the Swingline Lender, each of the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. As of the date hereof, the undersigned each certify that (i) all of the information set forth in Annex I attached hereto is true, correct and complete and no Default, Event of Default or Collateral Manager Default has occurred and is continuing; (ii) all of the Loans owned by the Borrower are Eligible Loans, within the meaning of such term in the Loan and Security Agreement other than as waived by the Lender as of the Funding Date with respect to any such Loan; and (iii) solely with respect to itself, each of the representations and warranties contained in the Loan and Security Agreement is true, correct and complete. [Remainder of Page Intentionally Left Blank] C-1 4158-8423-4342.4 EXHIBIT C To Loan and Security Agreement FORM OF OFFICER’S CERTIFICATE AS TO SOLVENCY [New Mountain Finance Corporation] [New Mountain Finance Holdings, L.L.C.] Reference is made to that certain Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Finance Corporation, as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”), New Mountain Finance Holdings, L.L.C., as the borrower (in such capacity, the “Borrower”), Wells Fargo Bank, National Association, as the Administrative Agent, Wells Fargo Bank, National Association, as the Swingline Lender, each of the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. The undersigned, through its duly elected Responsible Officer, hereby certifies as of the ______ day of __________, ____ (the “Certification Date”) to the Administrative Agent, the Swingline Lender, the Lenders, the other Secured Parties, and their respective successors and assigns, as follows: Both before and after giving effect to (a) the transactions contemplated by the Loan and Security Agreement and the other Transaction Documents and (b) the payment and accrual of all transaction costs in connection with the foregoing, the undersigned is and will be Solvent. [Remainder of Page Intentionally Left Blank] D-1 4158-8423-4342.4 EXHIBIT D To Loan and Security Agreement FORM OF OFFICER’S CLOSING CERTIFICATE [New Mountain Finance Corporation] [New Mountain Finance Holdings, L.L.C.] Reference is made to that certain Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Finance Corporation, as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”), New Mountain Finance Holdings, L.L.C., as the borrower (in such capacity, the “Borrower”), Wells Fargo Bank, National Association, as the Administrative Agent, Wells Fargo Bank, National Association, as the Swingline Lender, each of the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. The undersigned, through its duly elected Responsible Officer, hereby certifies as of the ______ day of __________, ____ (the “Certification Date”) to the Administrative Agent, the Lenders, the other Secured Parties, and their respective successors and assigns, as follows: 1. Each of the representations and warranties of the undersigned contained in the Transaction Documents are true, complete and correct on and as of the A&R Effective Date as though made on and as of such date, and no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the A&R Effective Date, that constitutes or would constitute a Default, an Event of Default or a Collateral Manager Default. 2. The undersigned is in compliance in all material respects with all Applicable Laws. 3. Except as otherwise indicated on a schedule to a Transaction Document, or as otherwise consented to by the Administrative Agent, the undersigned has delivered to the Administrative Agent true, complete and correct copies of all documents required to be delivered by it to the Administrative Agent pursuant to the Transaction Documents, all such documents are true, complete and correct in all respects on and as of the A&R Effective Date, and each and every other condition to the closing of the transactions contemplated by the Transaction Documents (including without limitation the conditions and requirements set forth in Section 3.1 of the Loan and Security Agreement) to be performed by the undersigned has been performed. 4. No Liens have arisen or been granted with respect to the Collateral other than Permitted Liens. 5. The undersigned’s Federal Employer Identification Number is __________. E-1 4158-8423-4342.4 EXHIBIT E To Loan and Security Agreement FORM OF RELEASE OF UNDERLYING INSTRUMENTS [Delivery Date] Wells Fargo Bank, National Association as Collateral Custodian 9062 Old Annapolis Rd. Columbia, Maryland 21045 Attn: CDO Trust Services—New Mountain Capital Finance Holdings L.L.C. Fax: (410) 717-3748 Phone: (410) 884-2000 Re: Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Finance Corporation, as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”), New Mountain Finance Holdings, L.L.C., as the borrower (in such capacity, the “Borrower”), Wells Fargo Bank, National Association, as the Administrative Agent, Wells Fargo Bank, National Association, as the Swingline Lender, each of the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as the Collateral Custodian. Ladies and Gentlemen: In connection with the administration of the Underlying Instruments held by Wells Fargo Bank, National Association as the Collateral Custodian on behalf of the Administrative Agent as agent for the Secured Parties, under the Loan and Security Agreement, we request the release of the Underlying Instruments (or such documents as specified below) for the Loans described below, for the reason indicated. All capitalized terms used but not defined herein shall have the meaning provided in the Loan and Security Agreement. Obligor’s Name, Address & Zip Code: Loan Identification Number: Reason for Requesting Documents (check one) ____ 1. Loan paid in full. (The Collateral Manager hereby certifies that all amounts received in connection with such Loan have been credited to the Collection Account.) ____ 2. Loan liquidated by ____________________________. (The Collateral Manager hereby certifies that all proceeds (net of liquidation expenses which the Collateral Manager may retain to pay such expenses) of foreclosure, insurance,

F-1 4158-8423-4342.4 EXHIBIT F To Loan and Security Agreement FORM OF CERTIFICATE OF ASSIGNMENT THIS GENERAL ASSIGNMENT OF UNDERLYING INSTRUMENTS (this “Assignment”), made as of the ____ day of _______, 20___ by __________________, a ____________, having an address at ________________________________________ (“Assignor”) to ___________________________, a ____________________, having an address at ____________________________ (“Assignee”). KNOW ALL MEN BY THESE PRESENTS, that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby does sell, assign, transfer, grant, convey and set over unto Assignee and to the successors and assigns of Assignee all of Assignor’s right, title and interest in, to and under (a) the document(s) referenced in Exhibit A attached hereto and made a part hereof, including any amendments or supplements thereto (such documents collectively referred to herein as the “Underlying Instruments”), (b) the instruments, documents, certificates, letters, records and papers relating to the Underlying Instruments and all other documents executed and/or delivered in connection with the loan evidenced and/or secured by the Underlying Instruments, including, without limitation, all of Assignor’s right, title and interest in any title insurance policies, and other insurance policies, endorsements and certificates, security agreements, guaranties, indemnities, bank accounts, certificates of deposit, letters of credit, bonds, operating accounts, reserve accounts, escrow accounts and other accounts, permits, licenses, opinions, surveys, appraisals, environmental reports, inspection reports, financial statements, and any and all other documents and collateral arising out of and/or executed and/or delivered in connection with the Underlying Instruments, (c) all rights and benefits of Assignor related to the Underlying Instruments, including without limitation, all of Assignor’s rights to receive insurance proceeds, condemnation awards, indemnity payments, sales proceeds and all other income, issues, profits, payments and proceeds of any nature under or in connection with the Underlying Instruments, and all of Assignor’s rights to exercise any rights or remedies thereunder, and (d) all claims, demands and causes of action related to the items referenced in clauses (a) and (b) above (the items referenced in clauses (a), (b) and (c) are collectively referred to herein as the “Assigned Documents”). Assignor represents to Assignee that Assignor has good right, title and authority to assign the Assigned Documents as set forth herein. [Signature Page To Follow] F-2 4158-8423-4342.4 [Entity], a [State of Inc./Formation] [Entity Type] [By: _____________________, its _________] By: [SEAL] Name: Title: IN WITNESS WHEREOF, Assignor has caused these presentsthis Assignment to be duly executed as of the day and year first written above. F-3 4158-8423-4342.4 EXHIBIT A To Exhibit F EXHIBIT A1 [Modify/add/delete as appropriate] 1. [Loan Agreement, dated as of ______________ ___, 20___ (together with all amendments and supplements from time to time thereto), between _______________________ and _____________________ relating to a loan in the original principal amount of $___________.] 2. Promissory Note dated ___________ ___, 20___ in the original principal amount of $_________ issued by _____________ in favor of ______________, or order. 3. UCC-1 Financing Statements showing ________, as debtor, and ___________, as secured party. [Reference Recording Office and any assignments.] 4. [Reference other major loan documents, such as: loan agreement, credit agreement, note purchase agreement, acquisition agreement, intercreditor agreement, guarantees, insurance policies and assumption or substitution agreements.] 1 Capitalized terms used but not defined herein shall have the meaning ascribed to them in the _______________. I-1 4158-8423-4342.4 EXHIBIT I To Loan and Security Agreement FORM OF JOINDER SUPPLEMENT JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, New Mountain Finance Holdings, L.L.C., as the borrower (the “Borrower”) and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”). WHEREAS, this Joinder Supplement is being executed and delivered under Section 2.1(c) of the Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Finance Corporation, as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”), the Borrower, the Administrative Agent, Wells Fargo Bank, National Association, as the Swingline Lender, each of the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meaning provided in the Loan and Security Agreement; and WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Lender”) wishes to become a Revolving Lender party to the Loan and Security Agreement; NOW, THEREFORE, the parties hereto hereby agree as follows: (a) Upon receipt by the Administrative Agent of an executed counterpart of this Joinder Supplement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Lender, the Borrower and the Administrative Agent, the Administrative Agent will transmit to the Proposed Lender and the Borrower, a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Supplement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Administrative Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Supplement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Proposed Lender shall be a Revolving Lender party to the Loan and Security Agreement for all purposes thereof. (b) Each of the parties to this Joinder Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Joinder Supplement. (c) By executing and delivering this Joinder Supplement, the Proposed Lender confirms to and agrees with the Administrative Agent and the other Lenders as follows: (i) none of the Administrative Agent and the other Lenders makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Loan and Security Agreement or the execution, legality, validity,

I-3 4158-8423-4342.4 SCHEDULE I TO JOINDER SUPPLEMENT COMPLETION OF INFORMATION AND SIGNATURES FOR JOINDER SUPPLEMENT Re: Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Finance Corporation, as the collateral manager, New Mountain Finance Holdings, L.L.C., as the borrower, Wells Fargo Bank, National Association, as the administrative agent, Wells Fargo Bank, National Association, as the swingline lender, each of the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as the Collateral Custodian. Item 1: Date of Joinder Supplement: ______________ Item 2: Proposed Lender: _________________________________ Item 3: Commitment - $______________ Commitment Termination Date: Item 4: Signatures of Parties to Agreement: ___________________________, as Proposed Lender By: Name: Title: I-5 4158-8423-4342.4 SCHEDULE II TO JOINDER SUPPLEMENT ADDRESS FOR NOTICES AND WIRE INSTRUCTIONS Address for Notices: Telephone: Facsimile: emailEmail: With a copy to: Telephone: Facsimile: emailEmail: Wire Instructions: Name of Bank: A/C No.: ABA No. Reference: I-6 4158-8423-4342.4 SCHEDULE III TO JOINDER SUPPLEMENT FORM OF JOINDER EFFECTIVE NOTICE To: [Name and address of the Borrower, Administrative Agent and Proposed Lender] The undersigned, as Administrative Agent under the Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Finance Corporation, as the collateral manager, New Mountain Finance Holdings, L.L.C., as the borrower (the “Borrower”), the Administrative Agent, Wells Fargo Bank, National Association, as the Swingline Lender, each of the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as the Collateral Custodian is delivering this Joinder Effective Notice in connection with the Joinder Supplement dated as of [____________], among you, the Borrower and the Administrative Agent. [Note: attach copies of Schedules I and II from the applicable Joinder Supplement.] Terms defined in such Joinder Supplement are used herein as therein defined. Pursuant to such Joinder Supplement, you are advised that the Joinder Effective Date for [Name of Proposed Lender] will be _____________ with a Commitment of $__________. Very truly yours, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: _______________________________ Name: Title: J-1 USActive 30533761.84158-8423-4342.4 EXHIBIT J TO To Loan and Security Agreement FORM OF CERTIFICATE OF REQUIRED LOAN DOCUMENTS Reference is made to that certain Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Finance Corporation, as the collateral manager, New Mountain Finance Holdings, L.L.C., as the borrower (the “Borrower”), the Administrative Agent, Wells Fargo Bank, National Association, as the Swingline Lender, each of the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. In connection with the acquisition of [_______] (the “Loan”) by the Borrower as of the ______ day of __________, ____ (the “Certification Date”), the undersigned hereby certifies to the Administrative Agent, the Lenders, the other Secured Parties, and their respective successors and assigns, that it has possession of, to the extent applicable for the related Loan, copies of the documents specified on Exhibit A attached hereto relating to the Loan. IN WITNESS WHEREOF, I have signed and delivered this certificate as of the Certification Date. By: _______________________________ Name: Title:

Exhibit A[2]

[Modify/add/delete as appropriate]

1. [Loan Agreement, dated as of ______________ ___, 20__ (together with all amendments and supplements from time to time thereto), between _______________________ and _____________________ relating to a loan in the original principal amount of $___________.]

2. Promissory Note dated ___________ ___, 20__ in the original principal amount of $_________ issued by _____________ in favor of ______________, or order.

3. UCC-1 Financing Statements showing ________, as debtor, and ___________, as secured party. [Reference Recording Office and any assignments.]

4. [Reference other major loan documents, such as: loan agreement, credit agreement, note purchase agreement, acquisition agreement, intercreditor agreement, guarantees, insurance policies and assumption or substitution agreements.]

[2] Capitalized terms used but not defined herein shall have the meaning ascribed to them in the _______________.

J-2

~~USActive 30533761.8~~
4158-8423-4342.4

EXHIBIT K ~~TO~~
To Loan and
Security Agreement

FORM OF LOAN CHECKLIST
[DRAFT]

Item	Obligor:

Required Loan Document[3]	**Status**
Credit Agreement or other similar document	
Note Purchase Agreement	
Security/Collateral Agreement [attach multiple agreements where applicable]	
Acquisition Agreement	
Sale and Servicing Agreement	
Subordination Agreement	
Intercreditor Agreement	
Guarantee Agreement	
Certificates of Insurance	
UCC-1 Financing Statement	
UCC-3 Continuation Statement (if applicable)	
Original Promissory Note	
If a Lost Note: Underlying Promissory Note and original executed indemnity endorsed by Borrower in blank	
Unbroken Chain of Assignments (prior to contribution to facility). Please attach all relevant assignments	
If no Promissory Note or Noteless Loan: Executed copy of each assignment and assumption agreement, transfer document or other instrument evidencing the assignment of such Loan from prior third party owner to Borrower	
Assignment Agreement – Borrower to BLANK (undated)	
Loan Register	
Funding Memo	
Completed By: By:____________________________ Name: Title: Date	

[3] The Borrower is to provide documents solely to the extent such documents have been made available by the applicable Obligor.

K-1

USActive 30533761.8
4158-8423-4342.4

EXHIBIT L-1
To Loan and
Security Agreement

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Third Amended and Restated Loan and Security Agreement dated as of October 24, 2017 (as amended, modified, waived, supplemented, restated or replaced from time to time, the "**Agreement**"), between New Mountain Finance Corporation, as Collateral Manager, New Mountain Finance Holdings, L.L.C., as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Bank, National Association, as ~~the Swingline Lender, Wells Fargo Bank, National Association, as~~ Collateral Custodian, and each of the Lenders from time to time party thereto.

Pursuant to the provisions of Section 2.13 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Obligations in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF LENDER]

By:______________________________________

Name:

Title:

Date: ________ __, 20[ ]

L-1

4158-8423-4342.4

EXHIBIT L-2
To Loan and
Security Agreement

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Third Amended and Restated Loan and Security Agreement dated as of October 24, 2017 (as amended, modified, waived, supplemented, restated or replaced from time to time, the "**Agreement**"), between New Mountain Finance Corporation, as Collateral Manager, New Mountain Finance Holdings, L.L.C., as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Bank, National Association, as ~~the Swingline Lender, Wells Fargo Bank, National Association, as~~ Collateral Custodian, and each of the Lenders from time to time party thereto.

Pursuant to the provisions of Section 2.13 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF PARTICIPANT]

By:____________________________________

Name:

Title:

Date: _________ __, 20[ ]

L-2

4158-8423-4342.4

L-3 4158-8423-4342.4 [NAME OF PARTICIPANT] Name: EXHIBIT L-3 To Loan and Security Agreement U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Third Amended and Restated Loan and Security Agreement dated as of October 24, 2017 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Agreement”), between New Mountain Finance Corporation, as Collateral Manager, New Mountain Finance Holdings, L.L.C., as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Bank, National Association, as the Swingline Lender, Wells Fargo Bank, National Association, as Collateral Custodian, and each of the Lenders from time to time party thereto. Pursuant to the provisions of Section 2.13 of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. By: L-5 4158-8423-4342.4 [NAME OF LENDER] EXHIBIT L-4 To Loan and Security Agreement U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Third Amended and Restated Loan and Security Agreement dated as of October 24, 2017 (as amended, modified, waived, supplemented, restated or replaced from time to time, the “Agreement”), between New Mountain Finance Corporation, as Collateral Manager, New Mountain Finance Holdings, L.L.C., as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Bank, National Association, as the Swingline Lender, Wells Fargo Bank, National Association, as Collateral Custodian, and each of the Lenders from time to time party thereto. Pursuant to the provisions of Section 2.13 of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Obligations in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Obligations, (iii) with respect to the extension of credit pursuant to the Agreement or any other Transaction Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. By: SCHEDULE V-1 4158-8423-4342.4 SCHEDULE V To Loan and Security Agreement AGREED-UPON PROCEDURES In accordance with Section 6.8(e) of the Loan and Security Agreement, the Collateral Manager will cause a firm of nationally recognized independent public accountants to furnish in accordance with attestation standards established by the American Institute of Certified Public Accountants a report to the effect that such accountants have either verified, compared, or recalculated each of the following accounts in Borrowing Base Certificates and Payment Date calculations pursuant to Section 7.2(b)(vi) of the Loan and Security Agreement to applicable system or records of the Borrower or the Collateral Manager, as applicable:  Loan Schedule o Loan type o Outstanding Balance (Loan & Obligor) o Loan Origination Date o Loan Purchase Date (date Loan was added to facility) o Purchase Price o Loan Maturity Date o Interest Rate:  Fixed/Floating  Index (if applicable)  Spread or coupon  PIK (if applicable) o Current outstanding principal amount o Moody’s, Fitch and S&P ratings (if applicable) o Days Delinquent (if any) o Trailing twelve-month revenue for the most recent Relevant Test Period o Trailing twelve-month EBITDA for the most recent Relevant Test Period o The as-of date for each of the statistics in the foregoing two bullet points  Net Senior Leverage Ratio (and related Original Net Senior Leverage Ratio)  Recurring Revenue Loan Gross Leverage  Total Leverage Ratio (and related Original Total Leverage Ratio)  Cash Interest Coverage Ratio (and related Original Cash Interest Coverage Ratio)  Advance Rate (calculated as a weighted average based on the portfolio)  Unused Facility Amount  Availability: o Borrowing Base o Advances Outstanding o Borrowing Base minus Advances Outstanding  Discretionary Sales Calculations, Repurchase/Substitution Calculations  Applicable Spread At the discretion of the Administrative Agent and a firm of nationally recognized independent public accountants, three (3) Borrowing Base Certificates and Payment Date calculations pursuant to Section 7.2(b)(vi) of the Loan and Security Agreement from the 2025 fiscal year and SCHEDULE V-2 4158-8423-4342.4 for each subsequent fiscal year (including one that pertains to a month immediately prior to a Payment Date) will be haphazardly selected and reviewed. The report provided by such firm may be in a format such typically utilized for a report of this nature; provided that it will consist of at a minimum (i) a list of deviations from the applicable Borrowing Base Certificate or Payment Date calculations pursuant to Section 7.2(b)(vi) of the Loan and Security Agreement and (ii) discuss with the Collateral Manager the reason for such deviations, and set forth the findings in such report.